UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2003 (March 21, 2003)

GENERAL DYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3671	13-1673581
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3190 Fairview Park Drive, Falls Church, Virginia	22042-4523
(Address of principal executive offices)	(Zip Code)

(703) 876-3000
(Registrant’s telephone number, including area code)

Item 5.        Other Events and Required FD Disclosure.

     Attached is a copy of a notice provided to the directors and executive officers of General Dynamics Corporation on March 21, 2003, notifying them of the cancellation of a planned blackout period for trading in the company securities.

Item 7.        Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 99.1 – March 21, 2003, notice to directors and executive officers.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ John W. Schwartz

John W. Schwartz
Vice President and Controller
(Authorized Officer and Chief Accounting Officer)

Dated: March 21, 2003